                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement          [ ] Confidential, for Use of the
                                               Commission  Only [as permitted
                                               by Rule 14a-6(e)(2)]
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Rule
      14a-11(c) or Rule 14a-12

                        KRUPP GOVERNMENT INCOME TRUST II
               ------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]   No fee required
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
      1)  Title of each class of securities to which transaction applies:
      2)  Aggregate number of securities to which transaction applies:
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):
      4)  Proposed maximum aggregate value of transaction:
      5)  Total fee paid:
[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      1)  Amount previously paid:
      2)  Form, Schedule or Registration Statement No.:
      3)  Filing Party:
      4)  Date Filed:

--------------------------------------------------------------------------------

                          KRUPP GOVERNMENT INCOME TRUST

                                       and

                        KRUPP GOVERNMENT INCOME TRUST II

--------------------------------------------------------------------------------

                                 March 31, 1998

Dear Valued Shareholder:

     You are cordially invited to attend the joint ANNUAL MEETING OF SHAREHOLDERS of Krupp Government Income Trust and of Krupp Government Income Trust II which meeting will be held on THURSDAY, MAY 21, 1998 AT 1:30 P.M., at the offices of each Trust located at 470 ATLANTIC AVENUE, 13TH FLOOR, BOSTON, MASSACHUSETTS 02210.

     The proxy statement that accompanies this letter describes the matters which will be presented at the meeting: the election of trustees of each of GIT and GIT II.

     Whether or not you plan to attend the meeting in person it is important that your shares be voted at the meeting. THEREFORE, SHAREHOLDERS ARE URGED TO FILL IN, DATE AND SIGN THE ENCLOSED PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE. Your vote is important, no matter how many shares you may own.

     Thank you for taking the time to review the enclosed materials.

                                            Very truly yours,

                                        /s/ Douglas Krupp
                                            Douglas Krupp
                                            President and Trustee of
                                            Krupp Government Income Trust and
                                            Krupp Government Income Trust II

                470 ATLANTIC AVENUE, BOSTON, MASSACHUSETTS 02210

                          KRUPP GOVERNMENT INCOME TRUST
                                       AND
                        KRUPP GOVERNMENT INCOME TRUST II
                               470 Atlantic Avenue
                           Boston, Massachusetts 02210

                        ---------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 21, 1998
                         -------------------------------

TO THE SHAREHOLDERS OF KRUPP GOVERNMENT INCOME TRUST and KRUPP GOVERNMENT INCOME TRUST II:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Krupp Government Income Trust ("GIT") and Krupp Government Income Trust II ("GIT II")(each a "Trust" and together the "Trusts") will be held together on Thursday, May 21, 1998 at 1:30 p.m., at the offices of each of the Trusts located at 470 Atlantic Avenue, 13th Floor, Boston, Massachusetts 02210, for the purpose of considering and acting upon the following matters, which are more fully described in the attached proxy statement:

         As to GIT:

                  1.   Election of Trustees for GIT.

         As to GIT II:

                  1.   Election of Trustees for GIT II.

         As to both Trusts:

                  2. Such other business as may properly be brought before the meeting. The Board of Trustees of each of the respective Trusts at present knows of no other formal business to be brought before the meeting.

         Following the official business, there will be a review of the results of operations for 1997 and management will review each Trust's investments and discuss the future outlook of GIT and GIT II. The Trustees and the Advisor of each of the Trusts will be available for questions and discussion after the meeting.

         The Board of Trustees of each of GIT and GIT II has fixed March 23, 1998 as the record date for the determination of the shareholders who will be entitled to vote for the applicable Trust and receive notice of such meeting or any adjournment or adjournments thereof. A list of such shareholders will be open to the examination of such shareholders for any purpose germane to the Annual Meeting at the Annual Meeting and during ordinary business hours for a period of ten days prior to the Annual Meeting at the office of each of GIT and GIT II at 470 Atlantic Avenue, Boston, Massachusetts 02210.


                                      /s/ Scott D. Spelfogel
                                          -------------------------
                                          Scott D. Spelfogel
                                          Clerk of Krupp Government Income Trust
                                          and Krupp Government Income Trust II

March 31, 1998

                            -------------------------

PLEASE FILL IN, DATE AND SIGN THE ACCOMPANYING PROXY, WHICH IS SOLICITED BY THE BOARD OF TRUSTEES OF THE APPLICABLE TRUST, AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE. YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU ATTEND THE MEETING. YOUR PROMPT ATTENTION WILL AVOID THE NECESSITY OF THE TRUST RETAINING A PROXY SOLICITATION FIRM TO OBTAIN A QUORUM AT THE ANNUAL MEETING. THE ANTICIPATED COST OF ENGAGING SUCH A FIRM COULD EXCEED $50,000.

                      PROXY STATEMENT DATED MARCH 31, 1998

         This Proxy Statement is submitted to the Shareholders of Krupp Government Income Trust ("GIT") and Krupp Government Income Trust II ("GIT II") ( each a "Trust" and together the "Trusts") for solicitation of the accompanying proxy for use at the Annual Meeting of the Shareholders of each of GIT and GIT II to be held together for the purposes set forth in this Proxy Statement, at 1:30 p.m. on Thursday, May 21, 1998 at the offices of each of the Trusts located at 470 Atlantic Avenue, 13th Floor, Boston, Massachusetts 02210, or any adjournment or adjournments thereof. Each of the Trusts has its principal executive offices at 470 Atlantic Avenue, Boston, Massachusetts 02210. This Proxy Statement, together with an Annual Report to Shareholders, will be mailed to Shareholders on or about March 31, 1998.

                              REVOCABILITY OF PROXY

         The proxy is revocable by the Shareholders at any time before it is voted by filing a later dated proxy, by filing a written notice of revocation with Scott D. Spelfogel, Clerk of the applicable Trust, or by voting at the Meeting. Unless so revoked, properly executed proxies will be voted, and where choices are indicated on the proxy, they will be voted as specified, and if no choices are indicated, the proxies will be voted in favor of the proposal on the proxy.


                         PERSONS MAKING THE SOLICITATION

         THE SOLICITATIONS ARE MADE BY THE BOARD OF TRUSTEES OF THE RESPECTIVE TRUSTS.


                                  SOLICITATION

         Solicitation of proxies is to be made by the use of the mails. In addition, representatives of the applicable Trust may, under instructions from the Board of Trustees and acting only for such Trust, solicit such proxies for the Board of Trustees of the applicable Trust by means of telephone or personal calls. Neither Trust currently intends to hire a proxy solicitation firm, but may do so in its discretion if necessary to obtain a quorum for the Annual Meeting. The anticipated cost of engaging such a firm could exceed $50,000. The applicable Trust will pay all expenses in connection with the solicitation of these proxies.


                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         Only Shareholders of the respective Trust of record at the close of business on March 23, 1998 will be entitled to vote at the Annual Meeting. On that date there were 15,053,135 shares of beneficial interest outstanding for GIT and 18,371,476 shares of beneficial interest outstanding for GIT II. Each share is entitled to one vote. The Shareholders do not have cumulative voting rights. As to each of the Trusts, the holders of a majority of the outstanding shares for such Trust represented in person or by proxy, constitutes a quorum at the Meeting, but if less than a quorum is present for either of the Trusts, the Trust with a quorum may proceed and a majority in interest of those present in connection with the other Trust may adjourn the Meeting as to such Trust. Both Trusts' Declarations of Trust require that elections be by a plurality. Proxy cards marked to indicate an abstention and broker non-votes (proxy cards returned unmarked as to a proposal by brokers) will be counted in determining the presence of a quorum but will have no effect on the election. There are no rights of appraisal or similar rights of dissenters with respect to the election of Trustees.


         There are no known beneficial owners of more than 5% of the shares of beneficial interest in either of the Trusts.

         The following is a summary of the security ownership of management as of March 2, 1998 for GIT:

   (1)                      (2)                    (3)                   (4)
 CLASS OF                NAME OF            AMOUNT AND NATURE OF       PERCENT
SECURITIES           BENEFICIAL OWNER       BENEFICIAL INTEREST        OF CLASS
--------------------------------------------------------------------------------

Shares               Douglas Krupp               10,000 Shares(1)         *
Shares               E. Robert Roskind           None                     *
Shares               Charles N. Goldberg         None                     *
Shares               Paul Finnegan               None                     *
Shares               All Trustees and            10,000  Shares(1)        *
                        Officers

(1) Mr. Krupp is a beneficial owner of the 10,000 shares held by Berkshire Mortgage Advisors Limited Partnership, the Advisor to GIT, by virtue of being a director of Berkshire Funding Corporation, the general partner of Berkshire Mortgage Advisors Limited Partnership.

  * The amount owned does not exceed one percent of the shares of beneficial interest of GIT outstanding as of March 2, 1998.

         The following is a summary of the security ownership of management as of March 2, 1998 for GIT II:

   (1)                      (2)                    (3)                   (4)
 CLASS OF                NAME OF            AMOUNT AND NATURE OF       PERCENT
SECURITIES           BENEFICIAL OWNER       BENEFICIAL INTEREST        OF CLASS
--------------------------------------------------------------------------------

Shares               Douglas Krupp               10,000 Shares(1)         *
Shares               E. Robert Roskind           None                     *
Shares               Charles N. Goldberg         None                     *
Shares               Paul Finnegan               None                     *
Shares               All Trustees and            10,000  Shares(1)        *
                        Officers

(1) Mr. Krupp is a beneficial owner of the 10,000 shares held by Berkshire Mortgage Advisors Limited Partnership, the Advisor to GIT II by virtue of being a director of Berkshire Funding Corporation, the general partner of Berkshire Mortgage Advisors Limited Partnership.

  * The amount owned does not exceed one percent of the shares of beneficial interest of GIT II outstanding as of March 2, 1998.

         No trustee, officer or affiliate of either of the Trusts is a party adverse to the applicable Trust or has a material interest adverse to GIT or GIT II in any material proceedings.

         A list of Shareholders as of the record date of each of the Trusts will be open to the examination of such Shareholders for any purpose germane to the Annual Meeting at the Annual Meeting and during ordinary business hours for a period of ten days prior to the Annual Meeting at 470 Atlantic Avenue, Boston, Massachusetts 02210.

                              ELECTION OF TRUSTEES

         Pursuant to each of the Trusts' Declarations of Trust, as amended, the Trustees are elected annually. The Trusts both currently have four Trustees, all of whom have been nominated for reelection in the case of both GIT and GIT II by the Board of Trustees. The election will be decided by a plurality vote.

         The following table sets forth the names and ages of each Trustee of each Trust and of the management nominees for election as a Trustee, their principal offices with the respective Trust, their term of office as a Trustee for the respective Trust and any periods during which they have served as such:

                                                No. of        Principal Offices     No. of
                                                Years as      with GIT II           Years as
                           Principal Offices    GIT                                 GIT II
Name and Age               with GIT             Trustee                             Trustee
-------------------------------------------------------------------------------------------
DOUGLAS KRUPP, 51          Chairman of the      2             Chairman of the       2
                           Board, President                   Board, President
                           and Trustee                        and Trustee

CHARLES N. GOLDBERG, 56    Trustee*             8             Trustee*              6

E. ROBERT ROSKIND, 53      Trustee*             8             Trustee*              6

J. PAUL FINNEGAN, 73       Trustee*             8             Trustee*              6

* Independent Trustees

         Douglas Krupp co-founded and serves as Chairman and Chief Executive Officer of The Berkshire Group, an integrated real estate financing services firm engaged in real estate acquisition and property management, mortgage banking, healthcare facility ownership and financial management. Mr. Krupp serves as Chairman of the Board and Director of Berkshire Realty Company, Inc. (NYSE-BRI) and he is also a Director of Harborside Healthcare Corporation (NYSE-HBR) and a member of the Board of Trustees at Brigham & Women's Hospital. He is a graduate of Bryant College where he received an honorary Doctor of Science in Business Administration in 1989 and was elected trustee in 1990.

         Charles N. Goldberg is of counsel to the law firm of Broocks, Baker & Lange, L.L.P. Prior to joining Broocks, Baker & Lange, L.L.P., Mr. Goldberg was a partner in the law firm of Hirsch & Westheimer from March of 1996 to December of 1997. Prior to Hirsch & Westheimer, he was the Managing Partner of Goldberg Brown, Attorneys at Law from 1980 to March of 1996. He currently serves as a Director of Berkshire Realty Company, Inc. (NYSE-BRI). He received a B.B.A. degree and a J.D. degree from the University of Texas. He is a member of the State Bar of Texas and is admitted to practice before the U.S. Court of Appeals, Fifth Circuit and U.S. District Court, Southern District of Texas.

         E. Robert Roskind is the Chairman and Co-Chief Executive Officer of Lexington Corporate Properties, a self-administered REIT, the shares of which are listed on the NYSE. Mr. Roskind is also the Managing Partner of The LCP Group, a real estate investment firm based in New York, the predecessor of which he co-founded in 1974. He currently serves as a Director of Berkshire Realty Company, Inc.(NYSE-BRI). He holds a B.A. degree from the University of Pennsylvania and a J.D. degree from Columbia Law School. He has been a member of the New York Bar since 1970.

         J. Paul Finnegan retired as a partner of Coopers & Lybrand in 1987. Since then, he has been engaged in business as a consultant, a director and arbitrator. Mr. Finnegan holds a B.A. degree from Harvard College, a J.D. degree from Boston College Law School and an ASA from Bentley College. Mr. Finnegan currently serves as a Director of Berkshire Realty Company, Inc. (NYSE-BRI). He is also currently a director at Scituate Federal Savings Bank. Mr. Finnegan is a Certified Public Accountant and an attorney.

                               EXECUTIVE OFFICERS

DOUGLAS KRUPP, age 51, is President, Chairman of the Board and a Trustee of both GIT and GIT II. He was elected May 2, 1996 as Chairman of the Board and Trustee to both GIT and GIT II and he was appointed President of both GIT and GIT II upon the resignation of Laurence Gerber on October 8, 1997.
ROBERT BARROWS, age 40, is Treasurer of both GIT and GIT II. He was elected August 3, 1995 to both GIT and GIT II.
SCOTT D. SPELFOGEL, age 37, is Clerk of both GIT and GIT II. He was elected Assistant Clerk July 26, 1990 to GIT and November 7, 1991 to GIT II and he was elected Clerk on May 2, 1996 to both GIT and GIT II.
K. SCOTT GRIGGS, age 35, is Assistant Clerk of both GIT and GIT II. He was elected May 2, 1996 to both GIT and GIT II.

         Information on Mr. Krupp appears above.

         Robert A. Barrows is the Treasurer of the Trusts and is Senior Vice President and Chief Financial Officer of Berkshire Mortgage Finance. Mr. Barrows has held several positions within The Berkshire Group since joining the company in 1983 and is currently responsible for accounting and financial reporting, treasury, management information systems, and loan closing and servicing for Berkshire Mortgage Finance. Prior to joining The Berkshire Group, he was an audit supervisor for Coopers & Lybrand L.L.P. in Boston, He received a B.S. degree from Boston College and is a Certified Public Accountant.

         Scott D. Spelfogel is Senior Vice President and General Counsel to The Berkshire Group. Prior to 1997, he served as Vice President and Assistant General Counsel. Before joining the firm in November 1988, he was a litigator in private practice in Boston. He received a Bachelor of Science degree in Business Administration from Boston University, a Juris Doctor Degree from Syracuse University's College of Law, and a Master of Laws degree in Taxation from Boston University Law School. He is admitted to practice law in Massachusetts and New York, is a member of the American, Boston, Massachusetts and New York State bar associations and is a licensed real estate broker in Massachusetts.

         K. Scott Griggs is Vice President and Assistant General Counsel to The Berkshire Group. Prior to 1997, he served as Staff Attorney. Before joining The Berkshire Group in March 1991, he served as counsel to The Fafard Companies, a construction and real estate firm in Greater Boston. He received a B.A. degree from Columbia University in 1984 and a J.D. degree from the Boston University School of Law in 1989. He is admitted to practice law in Massachusetts and is a member of the American, Massachusetts and Boston bar associations.

         In addition, the following are deemed Executive Officers of the Trusts:

         George Krupp (age 53) is the Co-Founder of The Berkshire Group, an integrated real estate financing services firm engaged in real estate acquisition and property management, mortgage banking, healthcare facility ownership and financial management. Mr. Krupp attended the University of Pennsylvania and Harvard University and holds a Master's Degree in History from Brown University.

         Peter F. Donovan (age 44) is Chief Executive Officer of Berkshire Mortgage Finance and oversees the strategic growth plans of this mortgage banking firm which is the 12th largest in the United States based on servicing and asset management of a $4.5 billion loan portfolio. Previously he served as President of Berkshire Mortgage Finance and directed the production underwriting and servicing and asset management activities of the firm. Prior to that, he was Senior Vice President of Berkshire Mortgage Finance and was responsible for all participating mortgage originations. Before joining the firm in 1984, he was Second Vice President, Real Estate Finance for Continental Illinois National Bank & Trust, where he managed a $300 million construction loan portfolio of commercial properties. Mr. Donovan received a B.A. from Trinity College and a M.B.A. degree from Northwestern University.

         Each officer of each of the Trusts is elected annually by the applicable Board of Trustees for the ensuing year or until a successor is elected and qualified. George Krupp and Douglas Krupp are brothers; otherwise there are no family relationships amongst the Officers and Trustees of either Trust.

         Douglas Krupp, by virtue of indirect ownership interests in the Advisor, is deemed to have direct or indirect material interests in amounts paid to the Advisor by each Trust. GIT and GIT II also individually reimburse the Advisor and affiliates for certain expenses incurred by them in connection with the operation of the individual Trusts.

         Under the terms of the Advisory Service Agreements between GIT and the Advisor and GIT II and the Advisor, the Advisor and its affiliates are entitled to an Asset Management Fee equal to .75% per annum of the value of the respective Trust's actual and committed mortgage assets, payable quarterly, which began in April, 1992 for GIT and in September, 1993 for GIT II.

         Amounts accrued or paid to (received from) the Advisor or its affiliates during the year ended December 31, 1997 were as follows:

                                                       GIT             GIT II
                                                       ---             ------

Asset Management Fee                               $1,531,026       $ 2,002,992

Expense reimbursements                                395,934           446,357
                                                   ----------       -----------
  Charged to operations                            $1,926,960       $ 2,449,349

Interest on additional loan received from
  The Seasons                                        (400,838)       (1,024,097)

Participating interest income received from
  The Seasons                                         (32,622)          (83,360)
                                                   ----------       -----------

                                                   $1,493,123       $ 1,341,892
                                                   ==========       ===========

         Neither Trust has an Audit Committee, Compensation Committee or Nominating Committee, nor is there any committee performing similar functions.

         The Board of Trustees of each Trust have regularly scheduled quarterly meetings and special meetings as required. During 1997, the Board of Trustees of GIT met 4 times and acted once by unanimous written consent and the Board of Trustees of GIT II met 4 times and acted once by unanimous written consent. No Trustee attended fewer than 75% of the total number of meetings of the Board of Trustees of the individual Trusts.

                 COMPENSATION OF TRUSTEES AND EXECUTIVE OFFICERS

         During 1997 all of the Executive Officers of GIT and GIT II were employees of the Advisor, which has been retained to manage the respective Trust's day-to-day affairs, subject to the applicable Board's control and supervision, for the fees and expense reimbursements described above. Employees of the Advisor do not receive directly any remuneration from either of the Trusts, including options, stock appreciation rights, or rights under any long-term incentive plan. Such employees are compensated for their services, including services relating to GIT and GIT II, by the Advisor. No options or stock appreciation rights were exercised in 1997 or outstanding at the end of the fiscal year.

         Independent Trustees of each Trust are compensated at the rate of $25,000 per year for their services and receive reimbursement for their travel expenses. There were no other arrangements for either of the Trusts to compensate any Trustee during 1997.

         Compensation Committee Interlocks and Insider Participation

         Neither GIT nor GIT II had a Compensation Committee in 1997 and neither currently has such a committee, as no Executive Officers of GIT or GIT II received in 1997 or currently receive any remuneration from either of the Trusts. Neither of the Boards of Trustees of either of the Trusts conducted any deliberations concerning Executive Officer compensation in 1997.

         Since no Executive Officers of GIT or GIT II receive any remuneration from the respective Trust, the Boards of Trustees of both Trusts have not adopted any executive compensation policies, such as regarding the relationship of the applicable Trust's performance to executive compensation.

                              INDEPENDENT AUDITORS

         Coopers & Lybrand has served as independent auditors to each Trust since their respective formation. The Board of Trustees of each Trust has approved the selection of Coopers & Lybrand as auditors for 1998.

         A representative of Coopers & Lybrand is expected to be present at the Annual Meeting to respond to appropriate questions and to make a statement should he or she desire to do so.

         Each Trust's Declaration of Trust does not require that Shareholders approve the appointment of independent auditors.

                                  OTHER MATTERS

         The Board of Trustees of each Trust is not aware of any other formal matters to be presented at the meeting. Pursuant to the Declarations of Trust of GIT and GIT II no business other than that stated in this notice shall be transacted at the meeting without the unanimous consent of all the Shareholders entitled to vote at the meeting.

                                    By order of the Board
                                    of Trustees of Krupp Government Income Trust and Krupp Government Income Trust II

                                /s/ Scott D. Spelfogel
                                    Scott D. Spelfogel
                                    Clerk of Krupp Government Income
                                    Trust and Krupp Government Income Trust II

                             SHAREHOLDERS' PROPOSALS

         If any Shareholder wishes to submit a proposal to be voted on at the 1999 Annual Meeting of Shareholders, the Shareholder must submit the Proposal to the applicable Trust on or before December 1, 1998.

                                    IMPORTANT

         PLEASE FILL IN, DATE AND SIGN THE ACCOMPANYING PROXY, WHICH IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST, AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE. YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU ATTEND THE MEETING.

                     KRUPP GOVERNMENT INCOME TRUST II PROXY

In completing and returning this proxy you will be voting in the election of Trustees. Please mark, sign, date, and return this proxy as soon as possible using the enclosed postage paid envelope. If the Trust has not received proxies representing a quorum (50.1% of outstanding shares) for the annual meeting by April 29, 1998, the Trust may engage a proxy solicitation firm to obtain a quorum. THE ESTIMATED COST TO THE TRUST ENGAGING SUCH A FIRM COULD EXCEED $50,000.

A proxy with respect to shares held in the name of two or more persons shall be cast if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a Shareholder shall be deemed valid unless challenged at or proir to its exercise and the burden of proving invalidity shall rest on the challenger.

       Trust            Shares Held
       -----            -----------

[                                          ]
[                                          ]    PLEASE SIGN AND DATE THIS
[                                          ]    PROXY CARD ON THE REVERSE SIDE
[                                          ]

         The undersigned hereby appoints Douglas Krupp, Peter Donovan and Scott Spelfogel, and each of them, as proxies, with full power of substitution in each, to vote all the shares of beneficial interest of Krupp Government Income Trust II of the Undersigned at the Annual Meeting of the Shareholders to be held Thursday, May 21, 1998 at 1:30 p.m. at the Trust's offices on the 13th floor of 470 Atlantic Avenue, Boston, MA 02210.

1. Election of Trustees:
   To vote for all the nominees listed below check box [ ]
                                      -or-
   To withhold authority to vote for all the nominees listed below check box [ ]
                                      -or-
   To vote for some, but not all of the nominees line through or strike out the names of those nominees you want to vote AGAINST in order to withhold authority,
   Douglas Krupp    E. Robert Roskind   Charles N. Goldberg   J. Paul Finnegan

2. Other Business:

   In their discretion, the proxies are authorized to vote upon such other business as may properly be brought before the meeting. The Board of Trustees presently knows of no other formal business to be brought before the meeting.

This proxy is solicited by the Board of Trustees and may be revoked prior to exercise. This proxy, when properly executed, will be voted as directed herein by the undersigned shareholder. In the absence of direction, this proxy will be voted for items 1 and 2.

Date ---------------------  Signature of Shareholder --------------------------

                            Signature of Shareholder --------------------------

Important: Please sign exactly as name appears on front of proxy. Executors, Administrators, Guardians, Attorneys or any other representative should give full title. Corporate stockholders sign with full corporate name by a duly authorized officer. If a partnership, sign in partnership name by authorized person.